SUB ITEM 77QI(c)


An Amendment,  dated  September 18, 2008, to the
Declaration of Trust of MFS Series Trust X is contained in Post-Effective Amendment No. 67 to the Registration
Statement (File Nos. 33-1657 and 811- 4492), as filed with the Securities and Exchange
Commission via EDGAR on September 25, 2008, under Rule 485 under the Securities Act of 1933.
Such document is incorporated herein by reference.